Exhibit (c)-(2)

Note: Houlihan Lokey has consented to the inclusion of its analyses and opinion as exhibits to this proxy statement

Project Capetown Draft – Discussion Material To the Special Committee of Board of Directors of China Hydroelectric Corporation November 15, 2013 Confidential

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Preliminary – Subject to further review Transaction Value Overview Project Capetown Discussion Materials 2 Source: Company filings; LTM financial per Company filings, NFY and NFY+1 financials per Company management; Notes: 1. Based on 54,033,222 ADS (or 162,099,665 ordinary shares) outstanding. According to the Company’s 2012 annual report, dilutive securities consisting of warrants and share options are anti-dilutive and thus are not included in the calculations of diluted shares 2. Debt, cash and short term investments, and minority interest are based on Company 6-K filed on 8/16/2013 3. Cash and short term investments includes cash, current portion of term deposits and short term investments 4. Based on Company filings and management projections; represents results from continuing operations LTM refers to the most recently completed twelve month period for which financial information has been made public NFY refers to next fiscal year NFY+1 refers to the year after next fiscal year nm refers to not meaningful figure, P/E multiples higher than 100x are listed as “nm’ Summary of Proposed Transaction Value Implied Premiums to Historical ADS Trading Prices Implied Premium of Per ADS Transaction Trading Period Closing Consideration over Average Prior to 9/4/13 ADS Price Closing ADS Price NewQuest Buyer Group B Current (11/11/2013) $2.50 18.8% 30.0% 1 Day $2.23 33.2% 45.7% 5 Day Average $2.25 32.1% 44.6% 10 Day Average $2.27 31.1% 43.4% 1 Month Average $2.26 31.7% 44.1% 3 Month Average $2.30 29.2% 41.3% 6 Month Average $2.45 21.0% 32.4% 1 Year Average $2.09 42.0% 55.4% 52 Week High 4/10/2013 $3.25 (8.6%) 0.0% 52 Week Low 9/10/2012 $0.98 203.1% 231.6% IPO 1/25/2010 $16.00 (81.4%) (79.7%) (dollars and shares in millions, except per ADS values) Per ADS ADS Transaction Security Outstanding1 Consideration NewQuest Buyer Group B ADS 54.0 $2.97 $3.25 Implied Values Implied Common Equity $160.5 $175.6 Adjustments: Debt2 262.9 262.9 Cash2,3 (17.5) (17.5) Minority Interest2 0.7 0.7 Implied Enterprise Value $406.6 $421.8 Implied Transaction Multiples Implied Enterprise Value Revenue4 LTM 6/30/13 5.04x 5.23x NFY 2013E 5.28x 5.48x NFY+1 2014E 5.58x 5.79x Adjusted EBITDA4 LTM 6/30/13 8.1x 8.4x NFY 2013E 7.7x 8.0x NFY+1 2014E 8.4x 8.7x Implied Common Equity Adjusted Net Income4 LTM 6/30/13 nm nm NFY 2013E 34.8x 38.0x NFY+1 2014E 69.4x 75.9x

Preliminary – Subject to further review Shareholder Structure Project Capetown Discussion Materials 3 Ownership Summary Ownership Structure 1 NewQuest also holds warrants3 to acquire ordinary shares of the Company, which, if exercised in full, would increase its ownership of the Company to approximately 56.8% of the Company’s outstanding ordinary shares Source: Capital IQ, Company filings Note: 1. As of November 11, 2013 2. Based on 54,033,222 ADS (or 162,099,665 ordinary shares) outstanding 3. These warrants have an exercise price of US$1.15 per ordinary share or US$3.45 per ADS according to 13D as of July 31, 2013. As the warrants are out-of-the-money at the moment, according to treasury stock method they are not included them in the base case share count or ownership calculation NewQuest 54.1% Insiders 1.4% Top 10 Unaffiliated Shareholders 32.1% Others 12.4% Shareholders ADS Held (million)2 Ownership % Buyer Group CPI Ballpark Investment Ltd. (NewQuest) 29.246 54.1% Unaffiliated Top 10 Shareholders Jennison Associates LLC 6.536 12.1% Swiss Reinsurance Co., Asset Management Arm 3.371 6.2% Tsing Capital 2.613 4.8% FourWinds Capital Management 1.981 3.7% Citigroup Inc., Asset Management Arm 1.077 2.0% Abrax (Hong Kong) 0.772 1.4% IWU International Ltd. 0.362 0.7% HSBC Global Asset Management (UK) Limited 0.255 0.5% Prudential Investment Management, Inc. 0.233 0.4% Renaissance Technologies Corp. 0.136 0.3% Total Top 10 Unafiliated Shareholders 17.335 32.1% Insiders Lin You-Su (Interim CEO, Director) 0.715 1.3% Other Directors 0.021 0.04% Total Insiders Holding 0.736 1.4% Other Shareholders Others 6.716 12.4% Total Shareholders 54.033 100.0%

Preliminary – Subject to further review 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 1/25/10 5/25/10 9/25/10 1/25/11 5/25/11 9/25/11 1/25/12 5/25/12 9/25/12 1/25/13 5/25/13 9/25/13 Daily Volume (MMs) Closing ADS Price (US $) Daily Volume (MM) China Hydroelectric Corporation Buyer Group B Proposed per ADS Transaction Consideration 1/25/10: IPO on NYSE at US$14.80 per ADS plus one warrant at US$1.20 ADS Trading History Project Capetown Discussion Materials 4 ADS Price & Volume History Source: Capital IQ, Company filings Note: 1. IPO price includes warrant of US1.20 per ADS Price & Volume Statistics 1-Week Avg. Daily Volume 45,680 1-Month Avg. Daily Volume 89,650 3-Month Avg. Daily Volume 69,480 6-Month Avg. Daily Volume 66,880 1 -Year Avg. Daily Volume 76,770 IPO Price (1/25/2010)1 $16.00 52 Week High (4/10/2013) $3.25 52 Week Low (1/8/2013) $1.41 All Time High (1/25/2010) $14.25 All Time Low (11/29/2011) $0.67 3/02/12: CHC completed sale of its Yuanping hydroelectric power project, for $22.0 million 9/28/12:A group of shareholders called for an extraordinary general meeting (EGM), seeking to replace all Board members not located in the PRC with their own nominees, as well as removing the senior executives and founders of CHC 8/22/12: CHC President James Li resigned 9/29/2012: 66.8% shareholders voted in favor of the appointment of Amit Gupta, Moonkyung Kim, Jui Kian Lim, and Yun Pun Wong and the removal of John D. Kuhns (founder), Richard H. Hochman, Anthony Dixon and Stephen Outerbridge as directors 8/29/2013: CHC completed sale of its Yuheng hydroelectric power project for approximately $44.3 million 9/25/2013: CHC announced establishment of a special committee to evaluate the non-binding proposal 9/4/2013: CHC announced receipt of a non-binding proposal from NewQuest to acquire the Company at $2.97 per ADS 2/12/10: CHC received RMB 3 billion ($440 million) loan framework agreement from Bank of China 9/13/10: CHC announced acquisition of 44 MW hydroelectric power project in Yunnan Province for total of $57.0 million 4/10/11: CHC completed acquisition of Dazhaihe project, for $17.8 million 4/14/10: CHC announced acquisition of 19 MW hydroelectric power project in Yunnan Province 11/8/10: CHC signed definitive agreement to acquire 55.4 MW Taiyu Hydroelectric Power Projects in Fujian Province and 15 MW Dazhaihe project 10/16/12: CHC appointed You-Su, Lin as the interim CEO and Amit Gupta as the Chairman of the Board 9/23/2013: CHC announced Mr. Shadron Lee Stastney of Vicis Capital resigned from CHC’s Board NewQuest Proposed per ADS Transaction Consideration 8/21/2013: CHC announced the appointment of Mr. Allard Nooy as a Board member and Daniel Chan as COO

Preliminary – Subject to further review S&P 500 Index: +61.2% US Listed Hydroelectric Selected Companies1: +45.8% Emerging Market Hydroelectric Selected Companies2: +18.3% China Hydroelectric Selected Companies3: +1.2% China Hydroelectric Corporation: -82.1% Relative Performance Project Capetown Discussion Materials 5 Indexed ADS Price Performance Since IPO Source: Capital IQ Note: 1. The index of US Listed Hydroelectric Selected Companies includes IdaCorp, Inc., and Avista Corp. 2. The index of Emerging Market Hydroelectric Selected Companies includes Tractebel Energia S.A., RusHydro, NHPC Ltd., Jaiprakash Power Ventures Limited, AES Tietê S.A., Duke Energy International, Geração Paranapanema S.A.,SJVN Limited, and Vinh Son-Song Hinh Hydro Power Joint Stock Company 3. The index of China Hydroelectric Selected Companies includes China Yangtze Power Co. Ltd., Sichuan Chuantou Energy Co Ltd, Guizhou Qianyuan Power Co., Ltd., Sichuan Xichang Electric Power Company Ltd., Chongqing Three Gorges Water Conservancy and Electric Power Co.,Ltd., Hunan Fazhan Industrial Co., Ltd., Sichuan Mingxing Electric Power Co., Ltd., and Haitian Hydropower International Limited 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 1/25/10 5/25/10 9/25/10 1/25/11 5/25/11 9/25/11 1/25/12 5/25/12 9/25/12 1/25/13 5/25/13 9/25/13 Indexed Prices

Preliminary – Subject to further review Representative Levels Project Capetown Discussion Materials 6 Source: Company Filings, Capital IQ; projections per Company management Notes: 1. CAGR refers to compound annual growth rate 2. Revenues from continuing operations 3. Cost of revenues include depreciation and amortization 4. Adjustments to 2011 include counsel fees of $1.6 million for non-recurring extraordinary general meeting of shareholders and termination costs of $1.8 million to John Kuhns and Mary Fellows, former CHC senior management 3 2 4 (dollars in millions) Fiscal Year Ended December 31, LTM Ended Fiscal Year Ending December 31, CAGR1 2010 2011 2012 6/30/13 2013E 2014E 2015E 2016E 2017E 2018E 2012-2018E Revenues $58.2 $54.6 $85.4 $80.6 $77.0 $72.8 $72.8 $72.8 $72.8 $72.8 (2.6%) Growth % 81.9% (6.1%) 56.4% (9.8%) (5.4%) 0.0% 0.0% 0.0% 0.0% Cost of Revenues (22.7) (31.3) (35.8) (35.9) (35.1) (35.3) (35.1) (35.7) (35.3) (35.5) Gross Profit $35.5 $23.3 $49.6 $44.8 $41.9 $37.5 $37.7 $37.1 $37.5 $37.3 (4.6%) Margin % 61.0% 42.6% 58.1% 55.5% 54.4% 51.5% 51.8% 51.0% 51.5% 51.2% General & Administrative (19.2) (28.9) (20.3) (18.1) (12.6) (12.8) (11.8) (11.8) (11.8) (11.8) Depreciation & Amortization 16.9 23.3 23.8 23.6 23.7 23.9 23.9 23.9 23.9 23.9 Total Adjustments 0.0 3.4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Adjusted EBITDA $33.3 $21.1 $53.0 $50.2 $53.0 $48.6 $49.8 $49.3 $49.6 $49.4 (1.2%) Margin % 57.2% 38.7% 62.1% 62.3% 68.9% 66.8% 68.4% 67.6% 68.1% 67.9% Depreciation & Amortization (16.9) (23.3) (23.8) (23.6) (23.7) (23.9) (23.9) (23.9) (23.9) (23.9) ` Adjusted EBIT $16.3 ($2.2) $29.2 $26.6 $29.3 $24.7 $25.9 $25.4 $25.7 $25.5 (2.3%) Margin % 28.1% (4.1%) 34.2% 33.0% 38.1% 33.9% 35.5% 34.8% 35.3% 35.0% Interest Expense, net (13.1) (24.7) (28.0) (25.7) (23.1) (21.7) (19.2) (16.5) (13.6) (10.7) Adjusted Pre-tax Income $3.3 ($26.9) $1.3 $1.0 $6.3 $3.0 $6.7 $8.8 $12.1 $14.8 50.8% Taxes (Statutory tax rate of 25%) (0.8) 6.7 (0.3) (0.2) (1.6) (0.7) (1.7) (2.2) (3.0) (3.7) Net Income from continuing operation before minority interest 2.5 (20.2) 0.9 0.7 4.7 2.2 5.0 6.6 9.1 11.1 Minority Interest (0.2) 9.9 (0.1) (0.1) (0.1) 0.1 0.0 0.0 0.0 (0.1) Adjusted Net Income $2.2 ($10.3) $0.9 $0.6 $4.6 $2.3 $5.1 $6.7 $9.1 $11.0 53.2% Margin % 3.8% (18.8%) 1.0% 0.8% 6.0% 3.2% 7.0% 9.1% 12.5% 15.1%

Preliminary – Subject to further review Representative Levels (con’t) Project Capetown Discussion Materials 7 Source: Company Filings, Capital IQ; projections per Company management Notes: DSO calculated as the average of beginning and ending balance of accounts receivables/total sales*365 DPO calculated as the average of beginning and ending balance of accounts payables/total cost of goods sold excluding D&A Capital expenditure includes payments to contractors for construction projects (dollars in millions) Fiscal Year Ended December 31, LTM Ended Fiscal Year Ending December 31, 2010 2011 2012 6/30/13 2013E 2014E 2015E 2016E 2017E 2018E Addtiona Operational Details Total Installed Capacity (MW) 502.8 517.8 517.8 517.8 517.8 517.8 517.8 517.8 517.8 517.8 # of Hydro Plants 26 26 25 25 25 25 25 25 25 25 Electricity Sold (million kWh) 1,263.7 1,262.3 1,768.0 1,574.6 1,545.1 1,545.1 1,545.1 1,545.1 1,545.1 Blended Effective Tariff (RMB/kWh) 0.34 0.30 0.33 0.32 0.31 0.31 0.31 0.31 0.31 Blended Utilization Rate (Capacity Factor) 39.4% 28.0% 39.5% 35.1% 34.9% 34.9% 34.9% 34.9% 34.9% Additional Financial Information Capital Expenditures $7.4 $4.8 $14.0 $9.0 $1.7 $1.0 $1.6 $3.1 $0.6 $0.0 Net Working Capital ($63.5) ($74.6) ($36.9) ($34.9) ($31.1) ($30.4) ($29.2) ($28.2) ($27.1) ($26.2) Days Sales Outstanding (DSO) 40.1 28.8 21.4 66.0 27.5 26.3 23.5 23.5 23.5 23.5 Days Payables Outstanding (DPO) 135.0 168.8 106.2 73.9 107.6 106.2 97.7 94.0 97.4 95.3 Total Debt $302.8 $287.9 $270.2 $262.9 $258.7 $237.7 $205.0 $172.0 $137.1 $107.2 Debt /EBITDA 9.1x 13.6x 5.1x 5.2x 4.9x 4.9x 4.1x 3.5x 2.8x 2.2x Debt to Equity 72.6% 72.9% 68.8% 64.8% 65.7% 60.2% 51.3% 42.5% 33.2% 25.3% Blended Interest Rate % 5.1% 8.4% 10.1% 9.4% 8.8% 8.8% 8.7% 8.8% 8.8% 8.8% Total Cash $33.5 $8.4 $13.1 $17.5 $14.9 $17.6 $11.0 $4.6 $0.3 $2.5 Ratios Revenue Growth % 81.9% (6.1%) 56.4% (3.1%) (9.8%) (5.4%) 0.0% 0.0% 0.0% 0.0% Gross Margin % 61.0% 42.6% 58.1% 55.5% 54.4% 51.5% 51.8% 51.0% 51.5% 51.2% EBITDA Margin % 57.2% 38.7% 62.1% 62.3% 68.9% 66.8% 68.4% 67.6% 68.1% 67.9% EBIT Margin % 28.1% (4.1%) 34.2% 33.0% 38.1% 33.9% 35.5% 34.8% 35.3% 35.0% Net Margin % 3.8% (18.8%) 1.0% 0.8% 6.0% 3.2% 7.0% 9.1% 12.5% 15.1%

Preliminary – Subject to further review (dollars in millions) Fiscal Year Ended December 31, LTM 2008 2009 2010 2011 2012 6/30/13 Revenues $14.4 $32.0 $58.2 $54.6 $85.4 $80.6 Cost of Revenues (5.7) (15.3) (22.7) (31.3) (35.8) (35.9) Gross Profit $8.7 $16.6 $35.5 $23.3 $49.6 $44.8 Operating Expenses: General & Administrative (6.7) (8.9) (19.2) (28.9) (20.3) (18.1) Other Operating Expenses 0.0 0.0 0.0 0.0 0.0 0.0 Total Operating Expenses (6.7) (8.9) (19.2) (28.9) (20.3) (18.1) Impairment loss 0.0 0.0 0.0 (23.0) 0.0 0.0 Operating Income $2.0 $7.7 $16.3 ($28.6) $29.2 $26.6 Interest (Expense) (5.3) (11.8) (13.9) (24.8) (28.1) (25.9) Interest Income 1.3 0.5 0.8 0.1 0.1 0.3 Other Income (Expenses) (1.0) (14.1) (0.3) (0.2) 0.1 (0.5) Nonrecurring Gain (Loss) 0.0 0.0 0.0 0.0 0.0 0.0 Pre-tax Income (Loss) ($3.0) ($17.7) $3.0 ($53.5) $1.4 $0.4 Income (Taxes) Credit (0.4) (1.3) (3.2) (1.5) (6.5) (5.3) Minority Interest 0.0 0.0 (0.2) 9.9 (0.1) (0.1) Net Income (Loss), Continuing Operations ($3.3) ($18.9) ($0.5) ($45.1) ($5.2) ($5.0) Net Income (Loss), Discontinued Operations (0.7) (0.5) 4.2 (0.3) 3.9 1.2 Net Income (Loss) ($4.0) ($19.4) $3.7 ($45.4) ($1.2) ($3.8) Historical Income Statement Project Capetown Discussion Materials 8 Source: Company Filings Notes: 1. Revenues from continuing operations 1

Preliminary – Subject to further review Historical Balance Sheet Project Capetown Discussion Materials 9 Source: Company Filings (dollars in millions) As of Assets 2010 2011 2012 6/30/13 Current Assets: Cash & Cash Equivalents (including Restricted Cash) $33.5 $8.4 $13.1 $17.5 Accounts Receivable 4.4 4.2 5.8 13.7 Deferred Tax Assets 1.3 1.8 1.7 1.8 Other Current Assets 15.4 24.7 16.1 9.3 Total Current Assets $54.5 $39.1 $36.7 $42.2 Land Use Right 48.9 50.7 48.6 48.9 PP&E 583.7 581.0 548.5 547.1 Intangible Assets, net 6.2 5.8 4.7 4.7 Goodwill 135.2 135.7 112.5 114.4 Other Assets 1.2 2.7 3.3 3.4 Total Assets $829.8 $814.9 $754.3 $760.7 Liabilities & Stockholders' Equity Current Liabilities: Accounts Payable $4.8 $5.3 $3.1 $2.0 Current Maturities 78.5 72.5 57.2 52.5 Accrued Expenses 66.9 75.0 43.8 43.0 Warrant Liabilities 0.0 0.4 0.8 1.6 Amounts Due to Related Parties 12.9 12.2 12.7 13.1 Other Current Liabilities 0.0 12.5 0.0 0.0 Total Current Liabilities $163.1 $177.9 $117.7 $112.2 Long-Term Loans 224.3 215.4 213.0 210.4 Deferred Tax Liabilities 25.4 26.6 24.3 25.2 Other Non-current Liabilities 0.1 0.2 6.8 7.2 Total Liabilities $412.8 $420.0 $361.8 $355.0 Noncontrolling Interests 11.1 0.5 0.6 0.7 Stockholders' Equity: Total Stockholders' Equity 417.0 394.9 392.5 405.7 Total Liabilities & Stockholders' Equity $829.8 $814.9 $754.3 $760.7

Preliminary – Subject to further review Selected Companies Trading Statistics Project Capetown Discussion Materials 10 Sources: Capital IQ, Company public filings, analyst reports; Notes: 1. Enterprise Value refers to equity market value + debt + preferred stock + derivative liabilities + minority interest – cash and short term investment LTM refers to the most recently completed twelve month period for which financial information has been made public FY refers to fiscal year na refers to not available figure nm refers to not meaningful figure, Enterprise Value/EBITDA multiples higher than 50x and P/E multiples higher than 100x are listed as ‘nm’ No company used in this analysis for comparative purposes is identical to the Company (dollars in millions, except per share / ADS value) Price Equity Enterprise Enterprise Value / EBITDA P/E EV/MW P/TBV Listing 11/11/2013 Value Value (2) LTM FY13 FY14 LTM FY13 FY14 Company Country Exchange ($) ($mm) ($mm) (x) (x) (x) (x) (x) (x) ($/W) (x) China Hydroelectric Selected Companies China Yangtze Power China SHSE $1.04 $17,119 $28,490 8.1x 8.7x 8.4x 13.5x 11.5x 10.2x 1.10 1.4x Sichuan Chuantou Energy China SHSE 1.95 3,854 4,899 40.4x na na 27.6x 16.3x 10.3x 1.71 2.4x Guizhou Qianyuan Power China SZSE 1.67 341 2,663 24.3x na na nm 8.8x 9.3x 1.08 1.2x Chongqing Three Gorges China SHSE 1.64 439 635 16.1x na na 41.5x na na 3.05 2.5x Sichuan Xichang Electric Power China SHSE 1.54 560 616 17.8x na na 42.9x na na 6.19 4.0x Hunan Fazhan Industrial China SZSE 1.06 491 527 16.8x na na 27.8x na na 3.76 1.4x Sichuan Mingxing Electric Power China SHSE 1.53 495 463 15.2x na na 18.9x na na 3.18 1.9x Haitian Hydropower International China SEHK 0.06 64 71 30.9x na na nm na na 2.71 4.4x Mean 21.2x 8.7x 8.4x 28.7x 12.2x 9.9x 2.85 2.4x Median 17.3x 8.7x 8.4x 27.7x 11.5x 10.2x 2.88 2.2x High 40.4x 8.7x 8.4x 42.9x 16.3x 10.3x 6.19 4.4x Low 8.1x 8.7x 8.4x 13.5x 8.8x 9.3x 1.08 1.2x Emerging Markets Hydroelectric Selected Companies Tractebel Energia S.A. Brazil BOVESPA $16.26 $10,617 $11,834 8.3x 8.6x 7.6x 17.3x 15.8x 13.4x 1.71 4.6x RusHydro Russia MICEX 0.02 5,196 9,468 4.7x 4.2x 4.0x 10.5x 5.8x 5.8x 0.26 0.3x NHPC Ltd. India BSE 0.29 3,554 6,203 7.4x 7.8x 8.6x 9.6x 8.2x 9.3x 1.09 0.7x Jaiprakash Power Ventures Limited India BSE 0.29 847 4,954 13.7x 13.0x 12.6x 16.7x 15.4x 15.9x 0.90 0.7x AES Tietê S.A. Brazil BOVESPA 7.53 2,870 3,245 4.9x 4.8x 4.3x 8.2x 7.5x 6.8x 1.22 3.5x Duke Energy International, Geração Paranapanema S.A. Brazil BOVESPA 25.96 2,451 2,743 8.1x na na 20.9x na na 1.22 2.1x SJVN Limited India NSEI 0.32 1,322 1,346 5.6x 5.2x 4.0x 10.6x 8.2x 8.1x 0.70 0.9x Vinh Son-Song Hinh Hydro Power Joint Stock Company Vietnam HOSE 0.67 139 149 18.9x na na 27.4x na na 2.26 1.1x Mean 9.0x 7.3x 6.8x 15.1x 10.1x 9.9x 1.17 1.8x Median 7.8x 6.5x 6.0x 13.7x 8.2x 8.7x 1.15 1.0x High 18.9x 13.0x 12.6x 27.4x 15.8x 15.9x 2.26 4.6x Low 4.7x 4.2x 4.0x 8.2x 5.8x 5.8x 0.26 0.3x US Listed Hydroelectric Selected Companies IdaCorp United States NYSE $50.91 $2,557 $4,114 9.7x na na 18.0x 14.6x 14.9x 1.14 1.4x Avista Corp. United States NYSE 27.75 1,666 3,116 8.4x 8.3x 7.7x 16.6x 15.6x 15.0x 1.69 1.4x Mean 9.1x 8.3x 7.7x 17.3x 15.1x 15.0x 1.42 1.4x Median 9.1x 8.3x 7.7x 17.3x 15.1x 15.0x 1.42 1.4x High 9.7x 8.3x 7.7x 18.0x 15.6x 15.0x 1.69 1.4x Low 8.4x 8.3x 7.7x 16.6x 14.6x 14.9x 1.14 1.4x China Hydroelectric as of November 11, 2013 China NYSE $2.50 $135 $381 7.6x 7.2x 7.8x nm 29.3x 58.4x 0.74 0.6x China Hydroelectric (NewQuest) China NYSE 2.97 160 407 8.1x 7.7x 8.4x nm 34.8x 69.4x 0.78 0.7x China Hydroelectric (Buyer Group B) China NYSE 3.25 176 422 8.4x 8.0x 8.7x nm 38.0x 75.9x 0.81 0.7x

Preliminary – Subject to further review Selected Transactions Analysis Project Capetown Discussion Materials 11 Source: Capital IQ, Mergermarket 1. Based on reported metric for the most recent LTM period prior to the announcement of the transaction na refers to not available figure or information No transaction used in this analysis for comparative purposes is identical to the Transaction Selected transaction analysis continues on the next page Announce Date Target Acquirer Seller % Sought (%) Implied EV ($ million) Target Installed Capacity (MW) EV/Target Installed Capacity ($/W) Target Installed Capacity >1GW 9/21/2009 Datang Yantan Hydropower Co., Ltd. Guangxi Guiguan Electric Power Co., Ltd. (SHSE:600236) China Datang Corporation 70% $748.3 1,000 $0.75/W 5/27/2008 Wu Ling Power Corporation China Power International Development Ltd. (SEHK:2380) China Power Investment Corporation 63% 1,025.9 5,840 $0.18/W Mean $0.46/W Median $0.46/W High $0.75/W Low $0.18/W Target Installed Capacity from 100MW to 1GW 11/13/2012 Sichuan Dachuan Power Co., Ltd. Beijing Jingneng Clean Energy Corp. (SEHK:579) Beijing Energy Investment Holding Co., Ltd. 100% $205.5 124 $1.66/W 12/15/2011 Chongqing Meixi River Hydropower Development Company Limited CPI (Fujian) Power Development Limited Zhe Jiang Ouneng Electric Power Group Stock Co., Ltd. 100% 54.7 129 $0.42/W 11/10/2011 Guodian Changyuan Electric Power Co. Ltd., Hydroelectric Assets Dadu Hydropower Development Co., Ltd. Guodian Changyuan Electric Power Co. Ltd. (SZSE:000966 100% 168.6 225 $0.75/W 12/29/2009 Yuneng (Group) Company Limited Datang International Power Generation Co. Ltd. (SEHK:991) na 100% 196.9 820 $0.24/W 12/28/2009 Zhuzhou Navigation and Hydropower Complex Hunan Fazhan Industrial Co., Ltd. (SZSE:000722) Hunan Fazhan Investment Group Co., Ltd. 100% 249.1 140 $1.78/W 6/8/2009 Leidatan Hydropower Plant Co., Ltd. Jiangsu ChengXing Phosph-Chemicals Co., Ltd. (SHSE:600078) Jiangyin Chengxing Industrial Group Co., Ltd. 55% 66.5 108 $0.62/W Mean $0.91/W Median $0.68/W High $1.78/W Low $0.24/W Target Installed Capacity from 50MW to 100MW 7/2/2012 Guangxi Rongshui Guding Hydropower Co., Ltd. China Guangdong Nuclear Energy Development Company Limited Guangdong Meiyan Jixiang Hydropower Co., Ltd. (SHSE:600868) 95% $39.7 80 $0.50/W 10/12/2011 Maweigou Hydropower Co., Ltd. Huaneng Power International, Inc. (SEHK:902) na 100% 35.7 55 $0.65/W 5/18/2010 Xi'an Kaixin Enterprise Co., Ltd Asia Power Corporation Limited (SGX:A03); Asia Power (Hainan) Investment Co., Ltd na 52% 42.8 62 $0.69/W 5/13/2010 Yunnan Hongshiyan Hydropower Development Co., Ltd. Sichuan Guangan AAA Public Co., Ltd. (SHSE:600979) na 51% 34.7 80 $0.43/W 1/11/2010 Guangxi Liuzhou Guiliu Hydropower Co., Ltd. China Guangdong Nuclear Energy Development Company Limited Guangdong Meiyan Jixiang Hydropower Co., Ltd. (SHSE:600868) 62% 79.0 56 $1.42/W 2/13/2008 Hebei Huadian Complex Pumping-storage Power Co., Ltd. Huadian Power International Corporation Limited (SEHK:1071) China Huadian Corporation 100% 5.1 50 $0.10/W Mean $0.63/W Median $0.57/W High $1.42/W Low $0.10/W (dollars in millions, except per share / ADS value)

Preliminary – Subject to further review Selected Transactions Analysis (con’t) Project Capetown Discussion Materials 12 Source: Capital IQ, Mergermarket Based on reported metric for the most recent LTM period prior to the announcement of the transaction na refers to not available No transaction used in this analysis for comparative purposes is identical to the Transaction Red boxed indicates transactions involving China Hydroelectric. Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd. operates as a subsidiary of China Hydroelectric Corporation. (dollars in millions, except per share / ADS value) Announce Date Target Acquirer Seller % Sought (%) Implied EV ($ million) Target Installed Capacity (MW) EV/Target Installed Capacity ($/W) Target Installed Capacity < 50MW 10/18/2012 Pingnan County Yuheng Hydropower Co., Ltd. na China Hydroelectric Corporation (NYSE:CHC) 100% $44.6 30 $1.49/W 7/20/2012 Pingnan County Wangkeng Hydroelectric Co., Ltd. China Hydroelectric Corporation (NYSE:CHC) na 100% 59.0 40 $1.48/W 12/6/2011 Pingnan County Yuanping Hydroelectric Co., Ltd. na China Hydroelectric Corporation (NYSE:CHC) 100% 22.0 16 $1.37/W 11/9/2010 Dazhaihe Project China Hydroelectric Corporation (NYSE:CHC) na 100% 17.8 15 $1.19/W 11/8/2010 Jinling / Jinlong / Jintang / Jinwei Projects China Hydroelectric Corporation (NYSE:CHC) Fujian Taiyu Investment, Fengyi Electricity Development and Xinguang Electricity 100% 39.1 55 $0.71/W 9/13/2010 Xiaopengzu Project in Yunnan Province China Hydroelectric Corporation (NYSE:CHC) Individual sharesholders including Gouding Mao 100% 57.5 44 $1.31/W 8/1/2010 Fugong County Hengda Hydroelectric China Hydroelectric Corporation (NYSE:CHC) Yunnan Minfa Hydroelectric Development Group Co., Ltd (96% of holder) and Xiamen Minrui Investment Co., Ltd. (4% shareholder) 100% 14.2 54 $0.26/W 4/14/2010 Yingjiang County Qinrui Husahe Hydropower Co. Ltd Yunnan Huabang Electric Power Development Co., Ltd., Dehong Qinrui (Group) Power Investment and Developmen 100% 16.8 19 $0.90/W 12/8/2009 Longquan Ruiyang Cascade II Hydroelectric Co., Ltd. Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd. Guangdong Qing Neng Power Generation Group Co., Ltd. 100% 23.4 32 $0.73/W 4/10/2009 Jingrong Industrial Development Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. Hunan Zhaoheng Hydropower Co., Ltd. 100% 2.6 8 $0.34/W 2/23/2009 Hezhou Shangcheng Electric Power Co., Ltd. Guangxi Guidong Electric Power Co. Ltd. (SHSE:600310) Zhuhai Kadoo Investment Co., Ltd. 50% 2.9 12 $0.24/W 1/12/2009 Hubei Hongping Power Generation Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. Hubei Minyuan Industrial Development Co., Ltd.; Shiyan Juhong Power Development Co., Ltd. 85% 10.5 16 $0.64/W 11/25/2008 Hubei Minyuan Huohe Hydropower Development Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. Hubei Minyuan Industrial Development Co., Ltd.; Shiyan Juhong Power Development Co., Ltd. 88% 4.6 13 $0.36/W 6/15/2008 Jingrong Industrial Development Co., Ltd. Hunan Zhaoheng Hydropower Co., Ltd. na 100% 7.2 8 $0.97/W Mean (excluding CHC transactions) $0.51/W Median (excluding CHC transactions) $0.36/W High (excluding CHC transactions) $0.97/W Low (excluding CHC transactions) $0.24/W Mean $0.86/W Median $0.82/W High $1.49/W Low $0.24/W China Hydroelectric as of November 11, 2013 100% $381.2 518 $0.74/W China Hydroelectric (NewQuest) 100% 406.6 518 $0.79/W China Hydroelectric (Buyer Group B) 100% 421.8 518 $0.81/W

Preliminary – Subject to further review Benchmarking Analysis1 Project Capetown Discussion Materials 13 Source: Public filings, analyst reports, Company management Notes: 1. No company used for comparative purposes is identical to the Company 2. Based on public trading prices of common stock na refers to not available LTM refers to the most recently completed twelve month period for which financial information has been made public Size Size2 Historical Growth Historical Growth Projected Growth (LTM Revenue, millions) (Enterprise Value as of 11/11/13, millions) FY2010 - FY2012 Revenue CAGR FY2011 - FY2012 Revenue FY2012 - FY2013 Revenue Name Value Name Value Name Value Name Value Name Value RusHydro $9,316.3 China Yangtze Power $28,754.1 Jaiprakash Power Ventures 82.7% Guizhou Qianyuan Power 81.3% Jaiprakash Power Ventures 57.5% China Yangtze Power $4,182.3 Tractebel Energia S.A. $11,681.1 China Hydroelectric Corporation 21.2% China Hydroelectric Corporation 56.4% RusHydro 14.1% Tractebel Energia S.A. $2,244.0 RusHydro $9,470.5 Chongqing Three Gorges 13.4% Jaiprakash Power Ventures 52.2% SJVN 12.9% Avista Corp. $1,586.1 NHPC $5,831.0 Duke Energy International 13.1% Hunan Fazhan Industrial 36.9% Avista Corp. 10.5% IdaCorp $1,153.7 Sichuan Chuantou Energy $4,884.8 RusHydro 12.4% Haitian Hydropower International 26.6% IdaCorp 8.9% NHPC $1,010.7 Jaiprakash Power Ventures $4,398.1 NHPC 11.6% China Yangtze Power 24.5% Tractebel Energia S.A. 5.9% AES Tietê S.A. $951.8 IdaCorp $4,176.1 Guizhou Qianyuan Power 10.7% Duke Energy International 15.2% AES Tietê S.A. 5.0% Duke Energy International $473.0 AES Tietê S.A. $3,332.5 Sichuan Xichang Electric Power 10.2% Chongqing Three Gorges 14.4% China Yangtze Power (2.6%) Jaiprakash Power Ventures $388.2 Avista Corp. $3,064.9 AES Tietê S.A. 9.7% Tractebel Energia S.A. 13.5% China Hydroelectric Corporation (9.8%) Guizhou Qianyuan Power $305.4 Duke Energy International $2,728.7 Tractebel Energia S.A. 9.5% Sichuan Mingxing Electric Power 12.4% Sichuan Chuantou Energy na SJVN $270.9 Guizhou Qianyuan Power $2,586.2 China Yangtze Power 8.6% AES Tietê S.A. 12.0% Guizhou Qianyuan Power na Sichuan Chuantou Energy $187.9 SJVN $1,282.3 Sichuan Mingxing Electric Power 3.9% Sichuan Xichang Electric Power 12.0% Sichuan Xichang Electric Power na Chongqing Three Gorges $164.4 Chongqing Three Gorges $651.2 IdaCorp 2.1% RusHydro 10.6% Chongqing Three Gorges na Sichuan Mingxing Electric Power $170.5 Sichuan Xichang Electric Power $631.6 Sichuan Chuantou Energy 1.9% IdaCorp 5.3% Hunan Fazhan Industrial na Sichuan Xichang Electric Power $104.5 Hunan Fazhan Industrial $530.1 Avista Corp. (0.4%) Sichuan Chuantou Energy (1.2%) Sichuan Mingxing Electric Power na China Hydroelectric Corporation $80.6 Sichuan Mingxing Electric Power $462.9 SJVN (4.1%) Avista Corp. (4.5%) Haitian Hydropower International na Hunan Fazhan Industrial $43.1 China Hydroelectric Corporation $381.2 Haitian Hydropower International (4.7%) NHPC (11.3%) NHPC na Vinh Son-Song Hinh Hydro Power $11.5 Vinh Son-Song Hinh Hydro Power $149.2 Vinh Son-Song Hinh Hydro Power (11.5%) SJVN (12.7%) Duke Energy International na Haitian Hydropower International $4.2 Haitian Hydropower International $88.8 Hunan Fazhan Industrial (33.8%) Vinh Son-Song Hinh Hydro Power (27.7%) Vinh Son-Song Hinh Hydro Power na Historical Growth Historical Growth Projected Growth Profitability Profitability FY2010 - FY2012 EBITDA CAGR FY2011 - FY2012 EBITDA FY2012 - FY2013 EBITDA (LTM EBITDA to LTM Revenue) (LTM Net Income to LTM Revenue) Name Value Name Value Name Value Name Value Name Value Hunan Fazhan Industrial 89.2% China Hydroelectric Corporation 151.0% RusHydro 91.6% China Yangtze Power 91.1% Hunan Fazhan Industrial 67.9% Jaiprakash Power Ventures 73.2% Guizhou Qianyuan Power 91.5% Jaiprakash Power Ventures 46.7% SJVN 87.0% SJVN 62.6% China Hydroelectric Corporation 26.2% Chongqing Three Gorges 62.2% SJVN 12.5% Jaiprakash Power Ventures 79.7% Vinh Son-Song Hinh Hydro Power 54.7% Chongqing Three Gorges 16.7% Hunan Fazhan Industrial 39.8% IdaCorp 9.2% Hunan Fazhan Industrial 72.8% Sichuan Chuantou Energy 52.8% Duke Energy International 13.2% Jaiprakash Power Ventures 32.2% Avista Corp. 7.9% Vinh Son-Song Hinh Hydro Power 68.6% China Yangtze Power 46.3% NHPC 11.0% IdaCorp 32.1% Tractebel Energia S.A. 4.7% NHPC 66.9% NHPC 38.6% Tractebel Energia S.A. 10.1% China Yangtze Power 23.8% AES Tietê S.A. 4.4% Duke Energy International 66.9% AES Tietê S.A. 38.3% Guizhou Qianyuan Power 9.3% Duke Energy International 10.3% China Hydroelectric Corporation 0.0% AES Tietê S.A. 66.2% Tractebel Energia S.A. 29.9% IdaCorp 8.2% Tractebel Energia S.A. 6.8% NHPC 0.0% Guizhou Qianyuan Power 65.9% Duke Energy International 27.6% China Yangtze Power 7.6% AES Tietê S.A. 4.6% China Yangtze Power (15.3%) China Hydroelectric Corporation 62.3% Sichuan Mingxing Electric Power 20.0% AES Tietê S.A. 7.6% Haitian Hydropower International 1.6% Sichuan Chuantou Energy na Tractebel Energia S.A. 61.4% IdaCorp 16.3% Sichuan Mingxing Electric Power 4.6% Sichuan Mingxing Electric Power (2.4%) Guizhou Qianyuan Power na Haitian Hydropower International 56.2% Jaiprakash Power Ventures 14.3% Sichuan Chuantou Energy 0.3% Sichuan Chuantou Energy (3.7%) Sichuan Xichang Electric Power na Sichuan Chuantou Energy 55.0% Sichuan Xichang Electric Power 12.2% Avista Corp. (0.0%) Avista Corp. (3.9%) Chongqing Three Gorges na IdaCorp 36.0% Guizhou Qianyuan Power 9.3% SJVN (4.9%) Sichuan Xichang Electric Power (12.7%) Hunan Fazhan Industrial na Sichuan Xichang Electric Power 28.8% Chongqing Three Gorges 7.2% RusHydro (13.1%) SJVN (13.4%) Sichuan Mingxing Electric Power na Avista Corp. 22.4% Avista Corp. 6.4% Sichuan Xichang Electric Power (14.4%) NHPC (16.5%) Haitian Hydropower International na Chongqing Three Gorges 21.6% RusHydro 4.3% Haitian Hydropower International (15.0%) RusHydro (28.7%) Duke Energy International na Sichuan Mingxing Electric Power 16.8% China Hydroelectric Corporation 0.8% Vinh Son-Song Hinh Hydro Power (18.8%) Vinh Son-Song Hinh Hydro Power (33.8%) Vinh Son-Song Hinh Hydro Power na RusHydro 13.8% Haitian Hydropower International (3.4%)

Preliminary – Subject to further review Benchmarking Analysis1 (cont.) Project Capetown Discussion Materials 14 Source: Public filings, analyst reports, Company management Notes: 1. No company used for comparative purposes is identical to the Company 2. Based on public trading prices of common stock LTM refers to the most recently completed twelve month period for which financial information has been made public Relative Depreciation Internal Investment Liquidity Leverage2 Leverage2 (LTM Depreciation to LTM EBITDA) (LTM Capital Expenditures to LTM Revenue) (Current Ratio as of 11/11/13) (Debt to EV as of 11/11/13) Debt to LTM EBITDA Name Value Name Value Name Value Name Value Name Value Guizhou Qianyuan Power 47.2% Jaiprakash Power Ventures 342.3% Hunan Fazhan Industrial 6.5 Jaiprakash Power Ventures 82.6% Jaiprakash Power Ventures 11.8x China Hydroelectric Corporation 47.0% Vinh Son-Song Hinh Hydro Power 241.1% Haitian Hydropower International 5.0 Guizhou Qianyuan Power 75.6% Sichuan Chuantou Energy 10.0x Chongqing Three Gorges 45.7% SJVN 50.7% SJVN 2.8 China Hydroelectric Corporation 69.0% Guizhou Qianyuan Power 9.7x Vinh Son-Song Hinh Hydro Power 45.0% NHPC 37.5% NHPC 2.0 NHPC 55.1% Chongqing Three Gorges 8.1x Sichuan Mingxing Electric Power 43.5% Chongqing Three Gorges 33.8% Vinh Son-Song Hinh Hydro Power 1.8 RusHydro 54.5% Haitian Hydropower International 7.7x RusHydro 43.3% Guizhou Qianyuan Power 29.4% IdaCorp 1.7 Avista Corp. 47.5% China Hydroelectric Corporation 5.2x Sichuan Xichang Electric Power 42.1% Hunan Fazhan Industrial 25.7% Tractebel Energia S.A. 1.2 Chongqing Three Gorges 44.1% Vinh Son-Song Hinh Hydro Power 5.1x Avista Corp. 36.4% Sichuan Xichang Electric Power 23.0% RusHydro 1.0 China Yangtze Power 43.0% NHPC 4.7x Haitian Hydropower International 35.8% RusHydro 22.4% AES Tietê S.A. 1.0 IdaCorp 41.9% IdaCorp 4.2x Sichuan Chuantou Energy 33.7% IdaCorp 19.6% Duke Energy International 0.9 Vinh Son-Song Hinh Hydro Power 26.8% Avista Corp. 4.1x IdaCorp 31.8% Avista Corp. 18.9% Sichuan Mingxing Electric Power 0.9 SJVN 26.6% RusHydro 4.0x SJVN 30.0% China Yangtze Power 16.5% Avista Corp. 0.8 Sichuan Chuantou Energy 21.3% China Yangtze Power 3.2x Duke Energy International 29.8% Sichuan Mingxing Electric Power 15.8% Chongqing Three Gorges 0.7 Haitian Hydropower International 20.2% Sichuan Xichang Electric Power 2.7x Hunan Fazhan Industrial 29.4% China Hydroelectric Corporation 11.2% Sichuan Chuantou Energy 0.6 Duke Energy International 15.7% Hunan Fazhan Industrial 2.2x NHPC 28.6% Tractebel Energia S.A. 7.3% Sichuan Xichang Electric Power 0.6 AES Tietê S.A. 14.3% SJVN 1.4x China Yangtze Power 26.9% AES Tietê S.A. 6.9% Jaiprakash Power Ventures 0.5 Hunan Fazhan Industrial 13.3% Duke Energy International 1.4x Jaiprakash Power Ventures 19.2% Duke Energy International 2.7% China Hydroelectric Corporation 0.4 Sichuan Xichang Electric Power 13.0% Tractebel Energia S.A. 1.1x Tractebel Energia S.A. 17.9% Haitian Hydropower International 2.6% China Yangtze Power 0.2 Tractebel Energia S.A. 12.7% Sichuan Mingxing Electric Power 0.8x AES Tietê S.A. 11.3% Sichuan Chuantou Energy 2.0% Guizhou Qianyuan Power 0.2 Sichuan Mingxing Electric Power 5.0% AES Tietê S.A. 0.8x Leverage2 Implied Interest Rate (%) Name Value Tractebel Energia S.A. 10.3% China Hydroelectric Corporation 9.9% Duke Energy International 8.7% Haitian Hydropower International 8.1% AES Tietê S.A. 6.2% Sichuan Mingxing Electric Power 5.7% Jaiprakash Power Ventures 5.3% Chongqing Three Gorges 5.2% China Yangtze Power 5.2% IdaCorp 5.1% Guizhou Qianyuan Power 5.0% Avista Corp. 5.0% Sichuan Xichang Electric Power 4.7% Sichuan Chuantou Energy 4.6% RusHydro 3.1% NHPC 2.7% SJVN 1.7% Vinh Son-Song Hinh Hydro Power 0.5% Hunan Fazhan Industrial 0.2%

Preliminary – Subject to further review Implied Premiums Paid in Selected Going-Private Transactions Involving US-Listed Chinese Companies Project Capetown Discussion Materials 15 Source: Capital IQ, Company Filings Note: na refers to not announced 1. As of announcement date or any revised offers received after announcement date 2. VWAP stands for Volume Weighted Average Price 3. As of announcement date Announced Offer Price Premium Date Company Name Price1 (US$) 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 On-Going Deals 9/30/2013 Charm Communications Inc. $4.70 17.2% 14.3% 13.2% 9.2% 5.2% 13.5% (21.5%) 8/19/2013 Exceed Company Ltd 1.72 15.4% 20.2% 23.6% 26.0% 25.8% 20.2% (7.0%) 6/20/2013 ChinaEdu Corporation 7.00 19.9% 32.7% 13.2% 14.0% 15.7% 18.3% (16.3%) 6/6/2013 iSoftStone Holdings Limited 5.45 12.6% 32.7% 20.1% 16.8% 15.8% 12.8% (23.1%) 5/21/2013 Le Gaga Holdings Ltd 4.01 16.6% 20.5% 15.2% 14.3% 8.6% 6.3% (24.1%) 5/20/2013 Pactera Technology International Ltd. 7.30 38.8% 34.5% 19.9% 14.0% 8.1% 2.5% (33.0%) 3/12/2013 Camelot Information Systems Inc. 1.85 23.3% 27.6% 53.7% 51.5% 20.7% (20.0%) (54.5%) 3/11/2013 Simcere Pharmaceutical Group. 9.56 20.1% 21.9% 21.4% 20.3% 20.0% 17.1% 1.0% 11/2/2012 Trunkbow International Holdings, Ltd. 1.46 24.8% 48.6% 54.8% 49.3% 6.6% 1.1% (39.4%) 10/15/2012 American Lorain Corporation 1.60 28.5% 30.6% 34.2% 36.6% 23.8% 20.3% (8.6%) 10/15/2012 Yongye International, Inc. 6.69 39.7% 49.2% 64.0% 72.7% 86.9% 75.5% 13.4% 10/12/2012 Ninetowns Internet Technology Group Company Ltd. 2.00 85.2% 79.4% 81.9% 73.7% 62.7% 62.7% (2.4%) 3/1/2012 Tibet Pharmaceuticals, Inc. 3.00 78.6% 86.4% 88.9% 89.6% 88.7% 76.9% (42.3%) 1/20/2012 AsiaInfo-Linkage, Inc. 12.00 21.0% 50.8% 43.2% 38.7% (0.1%) (13.9%) (47.6%) 1/6/2012 Jingwei International Limited 2.20 64.2% 66.6% 57.0% 48.2% 8.3% (5.7%) (46.5%) 12/13/2011 WSP Holdings Ltd. 3.20 60.0% 49.2% 52.5% 48.0% (33.0%) (43.3%) (61.7%) On-Going Deals Mean 35.4% 41.6% 41.0% 38.9% 22.7% 15.3% (25.9%) Median 24.1% 33.6% 38.7% 37.6% 15.8% 13.1% (23.6%) NewQuest 9/4/2013 China Hydroelectric Corporation $2.97 33.2% 35.8% 30.6% 25.2% 35.6% 44.1% (8.6%) Buyer Group B na China Hydroelectric Corporation $3.25 45.7% 48.6% 42.9% 37.0% 48.3% 57.7% 0.0%

Preliminary – Subject to further review Implied Premiums Paid in Selected Going-Private Transactions Involving US-Listed Chinese Companies (cont.) Project Capetown Discussion Materials 16 Source: Capital IQ, Company Filings Note: na refers to not announced 1. As of announcement date or any revised offers received after announcement date 2. VWAP stands for Volume Weighted Average Price 3. As of announcement date Announced Closing Offer Price Premium Date Date Company Name Price1 (US$) 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 Closed Deals 8/13/2012 7/30/2013 LJ International Inc. $2.00 24.2% 21.4% 29.2% 17.6% 4.7% (4.1%) (31.3%) 2/15/2013 5/17/2013 China Shenghuo Pharmaceutical Holdings, Inc. 0.16 18.5% 61.5% 42.8% 46.0% (33.0%) (36.6%) (78.6%) 9/26/2012 7/8/2013 7 Days Group Holdings Limited 13.80 30.6% 43.2% 45.3% 42.5% 24.3% 15.6% (21.1%) 10/3/2012 6/27/2013 Feihe International, Inc. 7.40 21.3% 23.6% 14.9% 22.9% 42.8% 47.9% (20.4%) 3/27/2012 6/27/2013 Zhongpin, Inc. 13.50 46.6% 46.5% 38.6% 40.3% 44.7% 24.4% (22.0%) 9/12/2012 5/30/2013 3SBio Inc. 16.70 44.1% 45.7% 39.6% 33.8% 33.6% 37.2% 8.9% 8/13/2012 5/23/2013 Focus Media Holding Ltd. 27.50 17.6% 36.6% 33.9% 28.2% 28.2% 26.2% (16.5%) 9/7/2012 4/9/2013 Syswin Inc. 2.05 28.1% 45.7% 39.9% 43.5% 112.5% 103.3% (12.4%) 7/6/2012 3/28/2013 ShangPharma Corporation 9.00 30.8% 44.8% 34.2% 20.4% 13.0% 4.8% (26.5%) 5/9/2012 2/7/2013 China Nuokang Bio-Pharmaceutical Inc. 5.80 56.8% 74.0% 95.9% 102.9% 41.3% 37.3% (1.4%) 5/21/2012 12/28/2012 Yucheng Technologies Limited 3.90 26.4% 28.0% 32.4% 42.5% 52.7% 43.5% 0.8% 11/3/2010 12/27/2012 Fushi Copperweld, Inc. 9.50 4.4% 1.6% 8.0% 9.4% (2.0%) 0.0% (26.6%) 4/2/2012 12/11/2012 Winner Medical Group Inc. 4.50 32.3% 29.2% 40.1% 46.4% 31.7% 12.7% (15.1%) 1/9/2012 11/9/2012 Pansoft Company Limited 4.15 106.5% 83.2% 93.2% 79.6% 36.7% 27.4% (16.0%) 5/3/2012 11/2/2012 China Mass Media Corp. 5.00 115.5% 133.1% 38.9% (3.2%) (35.0%) (38.2%) (80.8%) 2/21/2012 10/31/2012 China TransInfo Technology Corp. 5.80 12.6% 26.6% 40.0% 52.6% 67.7% 47.7% 11.5% 2/24/2012 10/17/2012 Gushan Environmental Energy Limited 1.65 34.1% 28.1% 27.7% 10.0% (13.6%) (31.8%) (66.7%) 11/14/2011 4/17/2012 China GrenTech Corp. Ltd. 3.15 23.0% 34.3% 42.4% 45.7% 18.4% 11.6% (14.9%) 10/28/2011 4/20/2012 China Real Estate Information Corporation 5.73 6.1% 20.1% 7.0% (5.8%) (13.3%) (21.8%) (46.3%) 10/17/2011 2/14/2012 Shanda Interactive Entertainment Ltd. 41.35 23.5% 26.6% 25.1% 20.6% 2.3% 2.5% (23.7%) 6/27/2011 8/11/2011 Tiens Biotech Group (USA), Inc. 1.72 67.0% 44.2% 31.5% 27.6% 21.5% 16.5% (13.1%) 3/25/2011 8/25/2011 Funtalk China Holdings Limited 7.20 17.1% 34.2% 30.6% 26.7% 2.9% 3.9% (17.5%) 3/7/2011 11/4/2011 China Fire & Security Group, Inc. 9.00 43.8% 52.4% 40.1% 28.1% 12.1% (13.5%) (45.4%) 1/28/2011 9/16/2011 China Security & Surveillance Technology, Inc. 6.50 33.2% 30.1% 26.1% 21.3% 24.9% 11.9% (26.9%) 11/11/2010 8/19/2011 Chemspec International Limited 8.10 28.2% 29.2% 27.0% 22.8% 10.4% 14.2% (10.5%) 10/11/2010 11/1/2011 Harbin Electric, Inc. 24.00 20.2% 36.3% 35.1% 37.7% 24.8% 22.3% (7.7%) 4/8/2010 4/15/2011 Tongjitang Chinese Medicines Company 4.50 19.0% 22.3% 21.9% 21.0% 17.9% 18.4% (11.8%) Closed Deals Mean 34.5% 40.8% 36.4% 32.6% 21.2% 14.2% (23.4%) Median 28.1% 34.3% 34.2% 28.1% 21.5% 14.2% (17.5%) Overall Mean 34.8% 41.1% 38.1% 35.0% 21.8% 14.6% (24.3%) Median 26.4% 34.3% 34.2% 28.2% 18.4% 13.5% (21.1%) NewQuest 9/4/2013 - China Hydroelectric Corporation $2.97 33.2% 35.8% 30.6% 25.2% 35.6% 44.1% (8.6%) Buyer Group B na - China Hydroelectric Corporation $3.25 45.7% 48.6% 42.9% 37.0% 48.3% 57.7% 0.0%

Preliminary – Subject to further review Illustrative Implied Multiples and Investment Required Project Capetown Discussion Materials 17 Source: Company Filings, Capital IQ Note: 1. Based on 54,033,222 ADS (or 162,099,665 ordinary shares) outstanding. According to the Company’s 2012 annual report, dilutive securities consisting of warrants and share options are anti-dilutive and thus are not included in the calculations of diluted shares. NewQuest currently holds 29,245,821 ADS and Buyer Group B does not hold an equity stake in the Company. Illustrative Implied Implied Premium Implied Implied EV1/ Implied Total Estimated Implied Purchase Price Implied Share Equity to Pre-Announcement Enterprise EBITDA P/E Investment Required1 Per ADS Price Value1 ADS Price Value1 12/31/2013 12/31/2013 NewQuest Buyer Group B Pre-announcement Price (9/3/2013): $2.23 $0.74 $120.5 0.0% $366.6 6.9x 26.1x $55.3 $120.5 Current Trading Price (11/11/2013): $2.50 0.83 135.1 12.1% 381.2 7.2x 29.3x 62.0 135.1 NewQuest per ADS Consideration: $2.97 0.99 160.5 33.2% 406.6 7.7x 34.8x 73.6 160.5 Buyer Group B per ADS Consideration: $3.25 1.08 175.6 45.7% 421.8 8.0x 38.0x 80.6 175.6 $3.50 1.17 189.1 57.0% 435.3 8.2x 41.0x 86.8 189.1 3.75 1.25 202.6 68.2% 448.8 8.5x 43.9x 93.0 202.6 4.00 1.33 216.1 79.4% 462.3 8.7x 46.8x 99.1 216.1 4.25 1.42 229.6 90.6% 475.8 9.0x 49.7x 105.3 229.6 4.50 1.50 243.1 101.8% 489.3 9.2x 52.7x 111.5 243.1 4.75 1.58 256.7 113.0% 502.8 9.5x 55.6x 117.7 256.7 5.00 1.67 270.2 124.2% 516.3 9.7x 58.5x 123.9 270.2 5.25 1.75 283.7 135.4% 529.8 10.0x 61.5x 130.1 283.7 5.50 1.83 297.2 146.6% 543.3 10.2x 64.4x 136.3 297.2 5.75 1.92 310.7 157.8% 556.8 10.5x 67.3x 142.5 310.7 6.00 2.00 324.2 169.1% 570.3 10.8x 70.2x 148.7 324.2 Additional Investment Required per Selected Price Movements Per ADS Additional Investment 1 Price Movement NewQuest Buyer Group B $0.05 $1.2 $2.7 0.10 $2.5 $5.4 0.25 $6.2 $13.5 0.50 $12.4 $27.0 1.00 $24.8 $54.0 (dollars in millions, except per share / ADS value)